Summary Prospectus May 1, 2025
Voya Emerging Markets Index Portfolio

Class/Ticker: I/IEPIX; S/IEPSX
Before you invest, you may want to review the portfolio's Prospectus, which contains more information about the portfolio and its risks. For free paper or electronic copies of the Prospectus and other portfolio information (including the Statement of Additional Information and most recent financial report to shareholders), go to https://individuals.voya.com/literature; email a request to Voyaim_literature@voya.com; call 1-800-992-0180; or ask your salesperson, financial intermediary, or retirement plan administrator. The portfolio's Prospectus and Statement of Additional Information, each dated May 1, 2025, and the audited financial statements that are included in the portfolio’s shareholder report dated December 31, 2024 are incorporated into this Summary Prospectus by reference and may be obtained free of charge at the website, phone number, or e-mail address noted above.
Investment Objective
The Portfolio seeks investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of an index that measures the investment return of emerging markets securities (“Index”).
Fees and Expenses of the Portfolio
The table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Portfolio. You may pay other fees and expenses such as fees and expenses imposed under your variable annuity contracts or variable life insurance policies (“Variable Contract”) or a qualified pension or retirement plan (“Qualified Plan”), which are not reflected in the tables and examples below. If these fees or expenses were included in the table, the Portfolio’s expenses would be higher. For more information on these charges, please refer to the documents governing your Variable Contract or Qualified Plan or consult your plan administrator.
Annual Portfolio Operating Expenses
Expenses you pay each year as a % of the value of your investment

Class		I	S
Management Fees	%	0.38	0.38
Distribution and/or Shareholder Services (12b-1) Fees	%	None	0.25
Other Expenses	%	0.27	0.27
Total Annual Portfolio Operating Expenses	%	0.65	0.90
Waivers and Reimbursements[1]	%	(0.10)	(0.10)
Total Annual Portfolio Operating Expenses after Waivers and Reimbursements	%	0.55	0.80
1
Voya Investments, LLC (the “Investment Adviser”) is contractually obligated to limit expenses to 0.55% and 0.80% for Class I and Class S shares, respectively, through May 1, 2026. The limitation does not extend to interest, taxes, investment-related costs, leverage expenses, extraordinary expenses, and Acquired Fund Fees and Expenses. This limitation is subject to possible recoupment by the Investment Adviser within 36 months of the waiver or reimbursement. The amount of the recoupment is limited to the lesser of the amounts that would be recoupable under: (i) the expense limitation in effect at the time of the waiver or reimbursement; or (ii) the expense limitation in effect at the time of recoupment. Termination or modification of this obligation requires approval by the Portfolio’s Board of Directors (the “Board”).
Expense Example

This Example is intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds. The Example does not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that your investment had a 5% return each year and that the Portfolio's operating expenses remain the same. The Example reflects applicable expense limitation agreements and/or waivers in effect, if any, for the one-year period and the first year of the three-, five-, and ten-year periods. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	1 Yr	3 Yrs	5 Yrs	10 Yrs
I	$56	198	352	801
S	$82	277	489	1,099

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Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Expense Example, affect the Portfolio's performance.
During the most recent fiscal year, the Portfolio's portfolio turnover rate was 16% of the average value of its portfolio.
Principal Investment Strategies
Under normal market conditions, the Portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of companies, which are at the time of purchase, included in the Index; depositary receipts representing securities in the Index; convertible securities that are convertible into stocks included in the Index; other derivatives whose economic returns are, by design, closely equivalent to the returns of the Index or its components; and exchange-traded funds that track the Index. Under normal market conditions, the Portfolio invests all, or substantially all of its assets in these securities.
The Portfolio may invest in other investment companies, including exchange-traded funds (“ETFs”), to the extent permitted under the Investment Company Act of 1940, as amended, and the rules and regulations thereunder, and under the terms of applicable no-action relief or exemptive orders granted thereunder (the “1940 Act”).
The Portfolio invests principally in equity securities and employs a “passive management” approach designed to track the performance of the Index (currently the MSCI Emerging Markets IndexSM ). The securities for the Portfolio are chosen using statistical techniques so as to minimize the anticipated tracking error to the Index. This approach is employed because of the relatively large number of small and/or illiquid stocks in the Index.
The MSCI Emerging Markets IndexSM  captures large- and mid-capitalization representation across 24 emerging markets countries and covers approximately 85% of the free float-adjusted market capitalization in each country. Because the Portfolio’s assets invested in equity securities will be allocated in approximately the same relative proportion as the Index, the Portfolio may concentrate to approximately the same extent that the Index concentrates in the stock of a particular industry or group of industries. As of February 28, 2025, portions of the Index were focused in the financials sector and the information technology sector.
In seeking to track the performance of the Index, the Portfolio may become “non-diversified,” as defined in the 1940 Act, as a result of a change in relative market capitalizations or index weightings of one or more components of the Index. As a result, whether at any time the Portfolio will be considered “diversified” or “non-diversified” will depend largely on the make-up of the Index at the time.
The Portfolio may not always hold all of the same securities as the Index. The Portfolio may also invest in futures and other derivatives as a substitute for the sale or purchase of securities in the Index and to provide equity exposure to the Portfolio's cash position as well as forward foreign currency exchange contracts to hedge currency risk. Although the Portfolio attempts to track the performance of the Index, the Portfolio does not always perform exactly like the Index. Unlike the Index, the Portfolio has operating expenses and transaction costs and therefore has a performance disadvantage versus the Index.
The sub-adviser (the “Sub-Adviser”) may sell securities for a variety of reasons, such as to rebalance and reconstitute its investments in connection with such changes in the Index, secure gains, limit losses, or redeploy assets into opportunities believed to be more promising.
The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1∕3% of its total assets.
Liquidation – On March 13, 2025, the Portfolio’s Board of Directors approved a proposal to liquidate the Portfolio on or about June 13, 2025. The Portfolio was closed to new investors effective March 21, 2025.
Principal Risks
You could lose money on an investment in the Portfolio. Any of the following risks, among others, could affect Portfolio performance or cause the Portfolio to lose money or to underperform market averages of other funds. The principal risks are presented in alphabetical order to facilitate readability, and their order does not imply that the realization of one risk is more likely to occur or have a greater adverse impact than another risk.
China Investing Risks: The Chinese economy is generally considered an emerging and volatile market. Although China has experienced a relatively stable political environment in recent years, there is no guarantee that such stability will be maintained in the future. Significant portions of the Chinese securities markets may become rapidly illiquid because Chinese issuers have the ability to suspend the trading of their equity securities under certain circumstances, and have shown a willingness to exercise that option in response to market volatility, epidemics, pandemics, adverse economic, market or political events,
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and other events. Political, regulatory and diplomatic events, such as the U.S.-China “trade war” that intensified in 2018, could have an adverse effect on the Chinese or Hong Kong economies and on related investments. In addition, U.S. or foreign government restrictions on investments in Chinese companies or other intervention could negatively affect the implementation of the Portfolio’s investment strategies, such as by precluding the Portfolio from making certain investments or causing the Portfolio to sell investments at disadvantageous times.
•
Investing through Stock Connect: Shares in mainland China-based companies that trade on Chinese stock exchanges such as the Shanghai Stock Exchange and the Shenzhen Stock Exchange (“China A-Shares”) may be purchased directly or indirectly through the Shanghai-Hong Kong Stock Connect (“Stock Connect”), a mutual market access program designed to, among other things, enable foreign investment in the People’s Republic of China (“PRC”) via brokers in Hong Kong. There are significant risks inherent in investing in China A-Shares through Stock Connect. The underdeveloped state of PRC’s investment and banking systems subjects the settlement, clearing, and registration of China A-Shares transactions to heightened risks. Stock Connect can only operate when both PRC and Hong Kong markets are open for trading and when banking services are available in both markets on the corresponding settlement days. As such, if either or both markets are closed on a U.S. trading day, the Portfolio may not be able to dispose of its China A-Shares in a timely manner, which could adversely affect the Portfolio’s performance.
Company: The price of a company’s stock could decline or underperform for many reasons, including, among others, poor management, financial problems, reduced demand for the company’s goods or services, regulatory fines and judgments, or business challenges. If a company is unable to meet its financial obligations, declares bankruptcy, or becomes insolvent, its stock could become worthless.
Concentration (Index): To the extent that the Portfolio’s index “concentrates,” as that term is defined in the 1940 Act, in the securities of a particular industry or group of industries, the Portfolio may allocate its investments to approximately the same extent as the index. As a result, the Portfolio may be more sensitive to financial, economic, business, political, regulatory, and other developments and conditions, including natural or other disasters, affecting issuers in a particular industry or group of industries, and if securities of such industry or group of industries fall out of favor, the Portfolio could underperform, or be more volatile than, a fund that is more broadly invested across industries.
Convertible Securities: Convertible securities are securities that are convertible into or exercisable for common stocks at a stated price or rate. Convertible securities are subject to the usual risks associated with debt instruments, such as interest rate risk and credit risk. In addition, because convertible securities react to changes in the value of the underlying stock, they are subject to market risk.
Credit: The Portfolio could lose money if the issuer or guarantor of a debt instrument in which the Portfolio invests, or the counterparty to a derivative contract the Portfolio entered into, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services, or otherwise) as unable or unwilling, to meet its financial obligations.
Currency: To the extent that the Portfolio invests directly or indirectly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged by the Portfolio through foreign currency exchange transactions.
Derivative Instruments: Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying asset, reference rate, or index credit risk with respect to the counterparty, risk of loss due to changes in market interest rates, liquidity risk, valuation risk, and volatility risk. The amounts required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by the Portfolio. Therefore, the purchase of certain derivatives may have an economic leveraging effect on the Portfolio and exaggerate any increase or decrease in the net asset value. Derivatives may not perform as expected, so the Portfolio may not realize the intended benefits. When used for hedging purposes, the change in value of a derivative may not correlate as expected with the asset, reference rate, or index being hedged. When used as an alternative or substitute for direct cash investment, the return provided by the derivative may not provide the same return as direct cash investment.
Focused Investing (Index): To the extent that the Portfolio’s benchmark or other index is substantially composed of securities in a particular industry, sector, market segment, or geographic area, the Portfolio may allocate its investments to approximately the same extent as the index as part of its investment strategy. As a result, the Portfolio may be more sensitive to financial, economic, business, political, regulatory, and other developments and conditions, including natural or other disasters, affecting issuers in a particular industry, sector, market segment, or geographic area in which the Portfolio focuses its investments, and if securities of such industry, sector, market segment, or geographic area fall out of favor, the Portfolio could underperform, or be more volatile than, a fund that has greater diversification.
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Financial Services Sector: Investments in the financial services sector may be subject to credit risk, interest rate risk, and regulatory risk, among others. Banks and other financial institutions can be affected by such factors as downturns in the U.S. and foreign economies and general economic cycles, fiscal and monetary policy (including the effects of changes in interest rates), adverse developments in the real estate market, the deterioration or failure of other financial institutions, and changes in banking or securities regulations.
•
Technology Sector: Investments in companies involved in the technology sector are subject to significant competitive pressures, such as aggressive pricing of products or services, new market entrants, competition for market share, short product cycles due to an accelerated rate of technological developments, evolving industry standards, changing customer demands, and the potential for limited earnings and/or falling profit margins. The failure of a company to adapt to such changes could have a material adverse effect on the company’s business, results of operations, and financial condition. These companies also face the risks that new services, equipment, or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. These factors can affect the profitability of these companies and, as a result, the values of their securities. Many companies involved in the technology sector have limited operating histories, and prices of these companies’ securities historically have been more volatile than those of many other companies’ securities, especially over the short term.
Foreign (Non-U.S.) Investments/Developing and Emerging Markets: Investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due, in part, to: smaller markets; differing reporting, accounting, auditing and financial reporting standards and practices; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; and political changes or diplomatic developments, which may include the imposition of economic sanctions (or the threat of new or modified sanctions) or other measures by the U.S. or other governments and supranational organizations. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region. Foreign (non-U.S.) investment risks may be greater in developing and emerging markets than in developed markets.
Index Strategy for Voya Emerging Markets Index Portfolio: The index selected may underperform the overall market. To the extent the Portfolio (or a portion of the Portfolio) seeks to track an index’s performance, the Portfolio will not use defensive positions or attempt to reduce its exposure to poor performing securities in the index. To the extent the Portfolio’s investments track its target index, the Portfolio may underperform other funds that invest more broadly. Errors in index data, index computations or the construction of the index in accordance with its methodology may occur from time to time and may not be identified and corrected by the index provider for a period of time or at all, which may have an adverse impact on the Portfolio. The correlation between the Portfolio’s performance and index performance may be affected by the Portfolio’s expenses and the timing of purchases and redemptions of the Portfolio’s shares. In addition, the Portfolio’s actual holdings might not match the index and the Portfolio’s effective exposure to index securities at any given time may not precisely correlate. In addition, compliance with sanctions imposed by the U.S. or other governments against certain Russian issuers whose securities are included in the Portfolio’s index may impair the Portfolio’s ability to purchase, sell, receive, deliver or obtain exposure to those securities, and may interfere with the Portfolio’s ability to track its index.
Interest Rate: A rise in market interest rates generally results in a fall in the value of bonds and other debt instruments; conversely, values generally rise as market interest rates fall. Interest rate risk is generally greater for debt instruments than floating-rate instruments. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is to changes in market interest rates. Duration is a measure of sensitivity of the price of a debt instrument to a change in interest rate. The U.S. Federal Reserve Board recently lowered interest rates following a period of consistent rate increases. Declining market interest rates increase the likelihood that debt instruments will be pre-paid. Rising market interest rates have unpredictable effects on the markets and may expose debt and related markets to heightened volatility. To the extent that the Portfolio invests in debt instruments, an increase in market interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain investments, adversely affect values, and increase costs. Increased redemptions may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so and may lower returns. If dealer capacity in debt markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in debt markets. Fiscal, economic, monetary, or other governmental policies or measures have in the past, and may in the future, cause or exacerbate risks associated with interest rates, including changes in interest rates. Negative or very low interest rates could magnify the risks associated with changes in interest rates. In general, changing interest rates, including rates that fall below zero, could have unpredictable effects on markets and may expose debt and related markets to heightened volatility. Changes to monetary policy by the U.S. Federal Reserve Board or other regulatory actions could expose debt and related markets to heightened volatility, interest rate sensitivity, and reduced liquidity, which may impact the Portfolio’s operations and return potential.
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Liquidity: If a security is illiquid, the Portfolio might be unable to sell the security at a time when the Portfolio’s manager might wish to sell, or at all. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, exposing the Portfolio to the risk that the prices at which it sells illiquid securities will be less than the prices at which they were valued when held by the Portfolio, which could cause the Portfolio to lose money. The prices of illiquid securities may be more volatile than more liquid securities, and the risks associated with illiquid securities may be greater in times of financial stress. Certain securities that are liquid when purchased may later become illiquid, particularly in times of overall economic distress or due to geopolitical events such as sanctions, trading halts, or wars. In addition, markets or securities may become illiquid quickly.
Market: The market values of securities will fluctuate, sometimes sharply and unpredictably, based on overall economic conditions, governmental actions or intervention, market disruptions caused by trade disputes or other factors, political developments, and other factors. Prices of equity securities tend to rise and fall more dramatically than those of debt instruments. Additionally, legislative, regulatory or tax policies or developments may adversely impact the investment techniques available to a manager, add to costs, and impair the ability of the Portfolio to achieve its investment objectives.
Market Capitalization: Stocks fall into three broad market capitalization categories: large, mid, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-capitalization companies causing a fund that invests in these companies to increase in value more rapidly than a fund that invests in large-capitalization companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, more limited publicly available information, and a more limited trading market for their stocks as compared with large-capitalization companies. As a result, stocks of mid- and small-capitalization companies may be more volatile and may decline significantly in market downturns.
Market Disruption and Geopolitical: The Portfolio is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Due to the increasing interdependence among global economies and markets, conditions in one country, market, or region might adversely impact markets, issuers and/or foreign exchange rates in other countries, including the United States. Wars, terrorism, global health crises and pandemics, tariffs and other restrictions on trade or economic sanctions, rapid technological developments (such as artificial intelligence technologies), and other geopolitical events that have led, and may continue to lead, to increased market volatility and may have adverse short- or long-term effects on U.S. and global economies and markets, generally. For example, the COVID-19 pandemic resulted in significant market volatility, exchange suspensions and closures, declines in global financial markets, higher default rates, supply chain disruptions, and a substantial economic downturn in economies throughout the world. The economic impacts of COVID-19 have created a unique challenge for real estate markets. Many businesses have either partially or fully transitioned to a remote-working environment and this transition may negatively impact the occupancy rates of commercial real estate over time. Natural and environmental disasters and systemic market dislocations are also highly disruptive to economies and markets. In addition, military action by Russia in Ukraine has, and may continue to, adversely affect global energy and financial markets and therefore could affect the value of the Portfolio’s investments, including beyond the Portfolio’s direct exposure to Russian issuers or nearby geographic regions. Furthermore, the prolonged conflict between Hamas and Israel, and the potential expansion of the conflict in the surrounding areas and the involvement of other nations in such conflict, such as the Houthi movement's attacks on marine vessels in the Red Sea, could further destabilize the Middle East region and introduce new uncertainties in global markets, including the oil and natural gas markets. The extent and duration of the military action, sanctions, and resulting market disruptions are impossible to predict and could be substantial. A number of U.S. domestic banks and foreign (non-U.S.) banks have experienced financial difficulties and, in some cases, failures. There can be no certainty that the actions taken by regulators to limit the effect of those financial difficulties and failures on other banks or other financial institutions or on the U.S. or foreign (non-U.S.) economies generally will be successful. It is possible that more banks or other financial institutions will experience financial difficulties or fail, which may affect adversely other U.S. or foreign (non-U.S.) financial institutions and economies. These events as well as other changes in foreign (non-U.S.) and domestic economic, social, and political conditions also could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of the Portfolio’s investments. Any of these occurrences could disrupt the operations of the Portfolio and of the Portfolio’s service providers.
Non-Diversification (Index): Depending on the composition of the Index, the Portfolio may at any time, with respect to 75% of the Portfolio’s total assets, invest more than 5% of the value of its total assets in the securities of any one issuer. As a result, the Portfolio would at that time be non-diversified, as defined in the 1940 Act. A non-diversified investment company may invest a greater percentage of its assets in the securities of a single issuer than may a diversified investment company. A non-diversified investment company is subject to the risks of focusing investments in a small number of issuers, including
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being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. The Portfolio may significantly underperform other mutual funds or investments due to the poor performance of relatively few securities, or even a single security, and the Portfolio’s shares may experience significant fluctuations in value.
Other Investment Companies: The main risk of investing in other investment companies, including ETFs, is the risk that the value of an investment company’s underlying investments might decrease. Shares of investment companies that are listed on an exchange may trade at a discount or premium from their net asset value. You will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the Portfolio’s expenses. The investment policies of the other investment companies may not be the same as those of the Portfolio; as a result, an investment in the other investment companies may be subject to additional or different risks than those to which the Portfolio is typically subject. In addition, shares of ETFs may trade at a premium or discount to net asset value and are subject to secondary market trading risks. Secondary markets may be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement periods in times of market stress because market makers and authorized participants may step away from making a market in an ETF’s shares, which could cause a material decline in the ETF’s net asset value.
Securities Lending: Securities lending involves two primary risks: “investment risk” and “borrower default risk.” When lending securities, the Portfolio will receive cash or U.S. government securities as collateral. Investment risk is the risk that the Portfolio will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Portfolio will lose money due to the failure of a borrower to return a borrowed security. Securities lending may result in leverage. The use of leverage may exaggerate any increase or decrease in the net asset value, causing the Portfolio to be more volatile. The use of leverage may increase expenses and increase the impact of the Portfolio’s other risks.
An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.
Performance Information
The following information is intended to help you understand the risks of investing in the Portfolio. The following bar chart shows the changes in the Portfolio's performance from year to year, and the table compares the Portfolio's performance to the performance of a broad-based securities market index and an additional index with investment characteristics similar to those of the Portfolio for the same period. The Portfolio's performance information reflects applicable fee waivers and/or expense limitations in effect during the period presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. The bar chart shows the performance of the Portfolio's Class S shares. Performance for other share classes would differ to the extent they have differences in their fees and expenses.
Performance shown in the bar chart and in the Average Annual Total Returns table does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other investment products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan. The Portfolio's past performance is no guarantee of future results.
Calendar Year Total Returns Class S
(as of December 31 of each year)

Best quarter:	2nd Quarter 2020	18.98%
Worst quarter:	1st Quarter 2020	-24.13%
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Average Annual Total Returns %
(for the periods ended December 31, 2024)

	1 Yr	5 Yrs	10 Yrs	Since Inception	Inception Date
Class I %	6.30	0.83	2.92	N/A	12/19/2011
MSCI ACW Ex-US Index(1)(2)%	5.53	4.10	4.80	N/A
MSCI Emerging Markets IndexSM (1)(2)%	7.50	1.70	3.64	N/A
Class S %	6.11	0.58	2.72	N/A	12/19/2011
MSCI ACW Ex-US Index(1)(2)%	5.53	4.10	4.80	N/A
MSCI Emerging Markets IndexSM (1)(2)%	7.50	1.70	3.64	N/A
(1)
Effective commencing with shareholder reports filed and transmitted to shareholders after July 24, 2024, the Investment Adviser changed the primary benchmark from the MSCI Emerging Markets IndexSM to the MSCI All Country World Ex-U.S. Index (the “MSCI ACW Ex-US Index”) in accordance with changes to regulatory disclosure requirements. The Portfolio continues to use the MSCI Emerging Markets IndexSM as an additional benchmark that the Investment Adviser believes more closely reflects the Portfolio’s principal investment strategies.
(2)
The index returns include the reinvestment of dividends and distributions net of withholding taxes, but do not reflect fees, brokerage commissions, or other expenses.
Portfolio Management

Investment Adviser
Voya Investments, LLC
Sub-Adviser
Voya Investment Management Co. LLC

Portfolio Managers
Mark Buccigross Portfolio Manager (since 02/25)	Kai Yee Wong Portfolio Manager (since 06/13)
Purchase and Sale of Portfolio Shares
Shares of the Portfolio are not offered directly to the public. Purchase and sale of shares may be made only by separate accounts of insurance companies serving as investment options under Variable Contracts or by Qualified Plans, custodian accounts, and certain investment advisers and their affiliates, other investment companies, or permitted investors. Please refer to the prospectus for the appropriate insurance company separate account, investment company, or your plan documents for information on how to direct investments in, or sale from, an investment option corresponding to the Portfolio and any fees that may apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolio's behalf.
Tax Information
Distributions made by the Portfolio to a Variable Contract or Qualified Plan, and exchanges and redemptions of Portfolio shares made by a Variable Contract or Qualified Plan, ordinarily do not cause the corresponding contract holder or plan participant to recognize income or gain for U.S. federal income tax purposes. See the Variable Contract prospectus or the governing documents of your Qualified Plan for information regarding the U.S. federal income tax treatment of the distributions to your Variable Contract or Qualified Plan and the holders of the contracts or plan participants.
Payments to Broker-Dealers and Other Financial Intermediaries
If you invest in the Portfolio through a Variable Contract issued by an insurance company or through a Qualified Plan that, in turn, was purchased or serviced through an insurance company, broker-dealer or other financial intermediary, the Portfolio and its Investment Adviser or distributor or their affiliates may: (1) make payments to the insurance company issuer of the Variable Contract or to the company servicing the Qualified Plan and (2) make payments to the insurance company, broker-dealer, or other financial intermediary. These payments may create a conflict of interest by: (1) influencing the insurance company or the company servicing the Qualified Plan to make the Portfolio available as an investment option for the Variable Contract or the Qualified Plan or (2) by influencing the broker-dealer or other intermediary and your salesperson to recommend the Variable Contract or the pension servicing agent and/or the Portfolio over other options. Ask your salesperson or Qualified Plan administrator or visit your financial intermediary's website for more information.
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Voya Emerging Markets Index Portfolio

THE VOYA EMERGING MARKETS INDEX PORTFOLIO (THE “PORTFOLIO”) IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MSCI INC. (“MSCI”), ANY OF ITS AFFILIATES, ANY OF ITS INFORMATION PROVIDERS OR ANY OTHER THIRD PARTY INVOVLED IN, OR RELATED TO, COMPILING, COMPUTING, OR CREATING ANY MSCI INDEX (COLLECTIVELY, THE MSCI PARTIES”). THE MSCI INDEXES ARE THE EXCLUSIVE PROPERTY OF MSCI. MSCI AND THE MSCI INDEX NAMES ARE SERVICE MARK(S) OF MSCI OR ITS AFFILIATES AND HAVE BEEN LICENSED FOR USE FOR CERTAIN PURPOSES BY THE PORTFOLIO’S SUB-ADVISER NONE OF THE MSCI PARTIES MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE ISSUER OR OWNERS OF THIS PORTFOLIO OR ANY OTHER PERSON OR ENTITY REGARDING THE ADVISABILITY OF INVESTING IN PORTFOLIOS GENERALLY OR IN THIS PORTFOLIO PARTICULARLY OR THE ABILITY OF ANY MSCI INDEX TO TRACK CORRESPONDING STOCK MARKET PERFORMANCE. MSCI OR ITS AFFILIATES ARE THE LICENSORS OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES AND OF THE MSCI INDEXES WHICH ARE DETERMINED, COMPOSED AND CALCULATED BY MSCI WITHOUT REGARD TO THIS PORTFOLIO OR THE ISSUER OR OWNERS OF THIS PORTFOLIO OR ANY OTHER PERSON OR ENTITY. NONE OF THE MSCI PARTIES HAS ANY OBLIGATION TO TAKE THE NEEDS OF THE ISSUER OR OWNERS OF THIS PORTFOLIO OR ANY OTHER PERSON OR ENTITY INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE MSCI INDEXES. NONE OF THE MSCI PARTIES IS RESPONSIBLE FOR OR HAS PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THIS PORTFOLIO TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY OR THE CONSIDERATION INTO WHICH THIS PORTFOLIO IS REDEEMABLE. FURTHER, NONE OF THE MSCI PARTIES HAS ANY OBLIGATION OR LIABILITY TO THE ISSUER OR OWNERS OF THIS PORTFOLIO OR ANY OTHER PERSON OR ENTITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR OFFERING OF THIS PORTFOLIO.
ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE MSCI INDEXES FROM SOURCES THAT MSCI CONSIDERS RELIABLE, NONE OF THE MSCI PARTIES WARRANTS OR GUARANTEES THE ORIGINALITY, ACCURACY AND/OR THE COMPLETENESS OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER OF THE PORTFOLIO, OWNERS OF THE PORTFOLIO, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES SHALL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS OF OR IN CONNECTION WITH ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. FURTHER, NONE OF THE MSCI PARTIES MAKES ANY EXPRESS OR IMPLIED WARRANTIES OF ANY KIND, AND THE MSCI PARITES HEREBY EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO EACH MSCI INDEX AND ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ANY OF THE MSCI PARTIES HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
No purchaser, seller or holder of this security, product or fund, or any other person or entity, should use or refer to any MSCI trade name, trademark or service mark to sponsor, endorse, market or promote this security without first contacting MSCI to determine whether MSCI’s permission is required. Under no circumstances may any person or entity claim any affiliation with MSCI without the prior written permission of MSCI.

Summary Prospectus
SPRO-472592 (0525-050125)